Exhibit 99.Other

POWER OF ATTORNEY

I, Gilbert G. Alvarado, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Gilbert G. Alvarado

Gilbert G. Alvarado, Trustee

POWER OF ATTORNEY

I, Gerard J. Arpey, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Gerard J. Arpey

Gerard J. Arpey, Trustee

POWER OF ATTORNEY

I, Eugene J. Duffy, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Eugene J. Duffy

Eugene J. Duffy, Trustee

POWER OF ATTORNEY

I, Claudia A. Holz, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Claudia A. Holz

Claudia A. Holz, Trustee

POWER OF ATTORNEY

I, Douglas A. Lindgren, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Douglas A. Lindgren

Douglas A. Lindgren, Trustee

POWER OF ATTORNEY

I, Janet C. Smith, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Janet C. Smith

Janet C. Smith, Trustee

POWER OF ATTORNEY

I, Paul Zemsky, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Carmen Elizabeth Fahy, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and is effective on the 31st day of January, 2026.

/s/ Paul Zemsky

Paul Zemsky, Trustee